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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 16, 2003
                Date of Report (Date of earliest event reported)



                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

     0-19084                                               94-2925073
(Commission File)                           (IRS Employer Identification Number)

                               3975 Freedom Circle
                              Santa Clara, CA 95054
                    (Address of Principal Executive Offices)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)



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ITEM 7.  Financial Statements, Pro Forma Information and Exhibits

    (c)  Exhibits.

         99.1 Press release, dated October 16, 2003, reporting financial results of PMC-Sierra, Inc. (the "Registrant") for its fiscal third quarter ended September 28, 2003 (furnished and not filed herewith solely pursuant to Item 12).


ITEM 12. Results of Operations and Financial Condition

On October 16, 2003, the Registrant issued a press release reporting the financial results for its fiscal third quarter ended September 28, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit, attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

As a supplement to the Registrant's consolidated financial statements presented on a generally accepted accounting principles (GAAP) basis, the Registrant provides additional non-GAAP measures for income (loss) from operations, net income (loss) and net income (loss) per share in its press release.

A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that the additional non-GAAP measures are useful to investors for the performance of financial analysis. Management uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of the Registrant's future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. Other companies may use different non-GAAP measures and presentation of results.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PMC-SIERRA, INC.
                                           (Registrant)




Date: October 16, 2003                     By: /s/ Alan F. Krock
      ----------------                         -----------------------------
                                               Alan F. Krock
                                               Vice President, Finance
                                               Chief Financial Officer and
                                               Principal Accounting Officer


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                                  EXHIBIT INDEX


Exhibit
Number                               Description
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99.1     Press release, dated October 16, 2003, reporting financial results of
         PMC-Sierra, Inc. for its fiscal third quarter ended September 28, 2003.